UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue

Suite 1000

Dallas, Texas 75204

(Address of principal executive offices)

(214) 740-6500

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Earnings release issued by the Registrant on November 5, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 5, 2003, SOURCECORP, Incorporated reported its results for the third quarter ended September 30, 2003. SOURCECORP, Incorporated’s earnings release for the third quarter of fiscal 2003 is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2003

SOURCECORP, INCORPORATED

By:	/s/ Ed H. Bowman, Jr.
Ed H. Bowman, Jr. President and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Description

99.1	Earnings release issued by the Registrant on November 5, 2003.